Debt	12 Months Ended
Dec. 31, 2023
Borrowings [abstract]
Debt

13. Debt
A summary of debt transactions is as follows:

	2023	2022
Term Facility
Balance, beginning of year	$49,591	$-
Drawdown	-	50,000
Transaction costs	-	(417)
Accretion	409	8
Interest expense	1,030	354
Interest payments	(1,030)	(354)
Debt repayment	(50,000)	-
Balance, end of year	$-	$49,591

Total debt	$-	$49,591
Less: current portion	-	(13,393)
Long-term debt	$-	$36,198
Revolving Facility
On November 29, 2022, the Company entered into a $120 million Credit Facility comprised of a $50 million Term Facility, maturing November 28, 2025, and a $70 million Revolving Facility, maturing November 27, 2026. On closing the Credit Facility, the Company drew $50 million from the Term Facility and used $40 million of available cash to repay its $92.9 million secured project financing facility.
The Company fully repaid the Term Facility during the first five months of 2023 and has not drawn from the Revolving Facility in 2023 or 2022. As of December 31, 2023, the Company was in compliance with all financial covenants under the $70 million Revolving Facility.
The Revolving Facility bears interest, and the Term Facility when outstanding bore interest, at a rate based initially on an adjusted Term secured overnight financing rate ("SOFR") as administered by the Federal Reserve Bank of New York, plus an applicable margin ranging from 2.50% to 3.75%. The undrawn portion of the Revolving Facility is subject to a standby fee ranging from 0.5625% to 0.8428% per annum. During 2023, $0.6 million of standby fees were recorded as interest and finance expense.